U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 27, 2007, Emeritus Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with UBS Securities LLC, as Managing Underwriter for the underwriters named therein (the "Underwriters"), and certain selling shareholders.  The Underwriting Agreement provides for the sale of an aggregate of 11,000,000 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), including 500,000 shares to be sold by the selling shareholders, to the Underwriters at $29.171 per share.  The price to the public is $31.00 per share.  In addition, the Company granted the Underwriters a 30-day option to purchase an additional 1,650,000 shares of Common Stock to cover over-allotments.  The transactions contemplated by the Underwriting Agreement are expected to close on July 3, 2007.  The Common Stock is being offered and sold pursuant to the Company's registration statement on Form S-3 (File No. 333-141801), filed on April 2, 2007, as amended, and declared effective by the Securities and Exchange Commission on June 15, 2007 (the "Registration Statement").

The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01                      Financial Statements and Exhibits.

In connection with the issuance and sale by the Company of the Common Stock, as described in response to Item 8.01 of this Report, the following exhibits are filed with this Report and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Report); (ii) information relating to Item 14. "Other Expenses of Issuance and Distribution" of the Registration Statement (Exhibit 99.1 to this Report); and certain information relating to Item 15. "Indemnification of Directors and Officers" of the Registration Statement (Exhibit 99.2 to this Report).

(d)           Exhibits

Exhibit No.                                Description

1.1	Underwriting Agreement, dated June 27, 2007, between Emeritus Corporation and UBS Securities LLC, as Managing Underwriter of the underwriters named therein.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 29, 2007		EMERITUS CORPORATION

	By:	/s/ RAYMOND R. BRANDSTROM
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

Exhibit No.                                Description

1.1	Underwriting Agreement, dated June 27, 2007, between Emeritus Corporation and UBS Securities LLC, as Managing Underwriter of the underwriters named therein.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution